UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013 (May 7, 2013)

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PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-11037	06-1249050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

39 Old Ridgebury Road
Danbury, CT 06810-5113
(Address of principal executive offices)

(203) 837-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On May 7, 2013, Praxair, Inc. (the “Company”) issued $475,000,000 aggregate principal amount of 1.250% notes due November 7, 2018 (the “2018 Notes”) and $175,000,000 aggregate principal amount of 3.550% notes due November 7, 2042 (the “2042 Notes” and, together with the 2018 Notes, the “Notes”).  The 2042 Notes are of the same series as the $300,000,000 of 3.550% Notes due 2042 that the Company issued on November 7, 2012.  The Notes were sold in a registered offering under the Securities Act of 1933, pursuant to the Company’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on August 8, 2012.  The material terms of the Notes are described in the Company’s prospectus supplement dated April 29, 2013 filed with the SEC on April 30, 2013.

In connection with the Notes offering, Cahill Gordon & Reindel llp provided certain legal opinions to the Company that are filed as Exhibit 5 to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
5	Opinion of Cahill Gordon & Reindel llp
23	Consent of Cahill Gordon & Reindel llp (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2013

PRAXAIR, INC. By: /s/ James T. Breedlove James T. Breedlove Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
5	Opinion of Cahill Gordon & Reindel llp
23	Consent of Cahill Gordon & Reindel llp (included in Exhibit 5)